UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2010

CB RICHARD ELLIS REALTY TRUST

(Exact name of registrant as specified in its charter)

Maryland	000-53200	56-2466617
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

47 Hulfish Street, Suite 210, Princeton, NJ 08542

(Address of principal executive offices)

(609) 683-4900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

Acquisition of Pacific Corporate Park

On November 15, 2010, CB Richard Ellis Realty Trust (the “Company”), through a subsidiary of CBRE Operating Partnership, L.P., its operating partnership (“CBRE OP”), acquired four office buildings located at 22110 Pacific Boulevard, 22260 Pacific Boulevard, 22265 Pacific Boulevard and 22270 Pacific Boulevard as well as two parcels of undeveloped land located at 22275 Pacific Boulevard and 22341 Dresden Street in Dulles, Virginia (collectively, “Pacific Corporate Park”). The total purchase price for Pacific Corporate Park was approximately $144,500,000, exclusive of customary closing costs, that the Company funded using the net proceeds from its current public offering. Upon closing, the Company paid the Investment Advisor a $2,167,500 acquisition fee. Pacific Corporate Park consists of four office buildings constructed between 2000 and 2002 totaling approximately 696,387 square feet plus 22 acres of additional land entitled for two 180,000 square foot buildings. Pacific Corporate Park is currently 100% net-leased, with 96% leased through February 2021 to Raytheon Company (NYSE: RTN), a developer of products, services and solutions in the defense industry. Audited financial information is not required for Pacific Corporate Park because it has no operating history.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements. The following is financial information relating to the National Industrial Portfolio that the Company acquired on October 27, 2010 and previously disclosed on its Form 8-K on November 2, 2010:

National Industrial Portfolio

Independent Auditors’ Report	F-1
Historical Combined Statements of Revenues and Direct Operating Expenses For the Year Ended December 31, 2009 and For the Unaudited Nine-Month Period Ended September 30, 2010	F-2
Notes to the Historical Combined Statements of Revenues and Direct Operating Expenses For the Year Ended December 31, 2009 and For the Unaudited Nine-Month Period Ended September 30, 2010	F-3

(b) Pro Forma Financial Information.

Pro Forma Financial Information

Pro Forma Condensed Consolidated Financial Statements (unaudited)	F-6
Pro Forma Condensed Consolidated Balance Sheet As of September 30, 2010 (unaudited)	F-7
Pro Forma Condensed Consolidated Statements of Operations For the Nine Months Ended September 30, 2010 (unaudited)	F-8
Pro Forma Condensed Consolidated Statements of Operations For the Period Ended December 31, 2009 (unaudited)	F-9
Notes to Pro Forma Condensed Consolidated Financial Statements (unaudited)	F-11

2

INDEPENDENT AUDITORS’ REPORT

The Board of Trustees

CB Richard Ellis Realty Trust

We have audited the accompanying historical combined statement of revenues and direct operating expenses (“historical statement”) of a portfolio of seven warehouse distribution centers (the “National Industrial Portfolio” or the “Property”) for the year ended December 31, 2009. CB Richard Ellis Realty Trust acquired six of the seven centers on October 27, 2010 with the seventh center expected to be acquired before the end of 2010. This historical statement is the responsibility of the Property’s management. Our responsibility is to express an opinion on the historical statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying 2009 historical statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 1 to the 2009 historical statement and is not intended to be a complete presentation of the Property’s 2009 revenues and expenses.

In our opinion, the historical statement referred to above presents fairly, in all material respects, the revenues and direct operating expenses as described in Note 1, of the Property for the year ended December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

/s/  SQUAR, MILNER, PETERSON, MIRANDA & WILLIAMSON, LLP

Newport Beach, California

November 19, 2010

NATIONAL INDUSTRIAL PORTFOLIO

Historical Combined Statements of Revenues and

Direct Operating Expenses

For the Year Ended December 31, 2009 and For the Unaudited

Nine-Month Period Ended September 30, 2010

	Year Ended December 31, 2009	Nine-Month Period Ended September 30, 2010
		(Unaudited)
REVENUES
Rental income	$8,007,546	$5,720,015
Tenant reimbursements	1,658,302	1,255,844

Total revenues	9,665,848	6,975,859

DIRECT OPERATING EXPENSES
Operating and maintenance	545,695	364,488
Property management fees	230,878	185,526
Property taxes	1,124,041	868,004
General and administrative	129,925	71,302

Total direct operating expenses	2,030,539	1,489,320

EXCESS OF REVENUES OVER DIRECT OPERATING EXPENSES	$7,635,309	$5,486,539

NATIONAL INDUSTRIAL PORTFOLIO

NOTES TO HISTORICAL COMBINED STATEMENTS OF REVENUES AND

DIRECT OPERATING EXPENSES

For the Year Ended December 31, 2009 and For the Unaudited

Nine-Month Period Ended September 30, 2010

1. Description of Real Estate Property

On October 27, 2010, CB Richard Ellis Realty Trust (the “Company”), through subsidiaries of CBRE Operating Partnership, L.P., its operating partnership, acquired six warehouse distribution centers in a portfolio of seven warehouse distribution centers (collectively, the “National Industrial Portfolio” or the “Property”), from Teachers Insurance and Annuity Association of America (“TIAA”), an unrelated third party. The National Industrial Portfolio consists of seven distribution and manufacturing industrial buildings located in the markets of Dallas/Ft. Worth, Texas; Cincinnati, Ohio; Phoenix, Arizona; Columbus, Ohio; Salt Lake City, Utah; and Jacksonville, Florida. While the Company anticipates that the acquisition of the seventh property in the National Industrial Portfolio will close during the fourth quarter of 2010, the agreement to acquire the seventh property is subject to a number of contingencies and therefore there can be no assurances that this acquisition will occur.

The Company acquired the six warehouse distribution centers for $81,250,000, using the net cash proceeds received from its current public offering. The acquisition price was exclusive of customary acquisition fees of $1,218,750, which was paid to CBRE Advisors LLC, the Company’s investment advisor.

The accompanying historical statements relate to the operations of the Property. The following table describes the composition of the Property:

Property and Market	Rentable Square Feet	Number of Buildings
	(Unaudited)	(Unaudited)
4701 Gold Spike Drive—Dallas, TX	420,360	1
1985 International Way—Cincinnati, OH	189,400	1
Tolleson Commerce Park II—Phoenix, AZ	217,422	1
Rickenbacker II—Columbus, OH	434,120	1
Summit Distribution Center—Salt Lake City, UT	275,080	1
3660 Deerpark Boulevard—Jacksonville, FL	321,500	1
Total Acquired Properties	1,857,882	6

Pending Acquisition
Rickenbacker III—Columbus, OH	676,155	1

As of September 30, 2010, tenants occupied 80.5% of the Property’s total rentable square footage. The historical combined statements of revenues and direct operating expenses (the “historical statements”) reflect only the operations of the Property and not those of the Company.

2. Basis of Presentation

The accompanying historical combined statements of revenues and direct operating expenses have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. Revenues and direct operating expenses are presented on the accrual basis of accounting. Rental income is recognized on a straight-line basis over the related lease term.

National Industrial Portfolio is not a legal entity, and the accompanying statements of revenues and direct operating expenses are not representative of the actual operations for the periods presented as certain revenues, costs and expenses that are dependent on the ownership, management and carrying value of the Property have been excluded from the accompanying historical statements. The excluded revenues consist primarily of non-operating revenue related to the Property. The excluded expenses consist primarily of depreciation and amortization of the Property. Property taxes represent the taxes paid or accrued based upon pre-acquisition assessed value and are included in the accompanying historical statements. As a result of the acquisition of the Property, the assessed value and related real estate tax expense may change. Consequently, the excess of revenues over direct operating expenses as presented is not intended to be either a complete presentation of the Property’s historical revenues and expenses or comparable to the proposed future operations of the Property.

Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenues and direct operating expenses during the reporting period to prepare the statement of revenues and direct operating expenses in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from those estimates.

NATIONAL INDUSTRIAL PORTFOLIO

NOTES TO HISTORICAL COMBINED STATEMENTS OF REVENUES AND

DIRECT OPERATING EXPENSES—(Continued)

For the Year Ended December 31, 2009 and For the Unaudited

Nine-Month Period Ended September 30, 2010

Unaudited Interim Financial Information—In the opinion of management, all adjustments considered necessary for a fair presentation of the unaudited historical statement of revenues and direct operating expenses for the nine-month period ended September 30, 2010 have been included, and all such adjustments are of a normal recurring nature. The excess of revenues over direct operating expenses for the unaudited nine-month period ended September 30, 2010 are not necessarily indicative of the excess revenues over direct operating expenses that can be expected for the year ending December 31, 2010.

3. Summary of Significant Accounting Policies

Revenue Recognition—All leases are classified as operating leases with minimum rents, free rent periods (rent holidays), and any other lease inducements recognized on a straight-line basis over the terms of the leases.

Tenant reimbursements for real estate taxes, common area maintenance, and other recoverable costs are recognized in the period that the expenses are incurred.

4. Risks and Uncertainties

The real estate industry is cyclical, being dependent in part on the status of local, regional, and national economies. As such, future revenues and expenses achieved by the Property’s management could materially differ from historical results.

5. Tenant Concentration

At December 31, 2009 and September 30, 2010, ConAgra Foods Packaged Foods, LLC (“ConAgra”) occupied the Jacksonville, FL and Dallas, TX properties, representing approximately 29% of the Property’s total square footage and 37% of the total rental income of the Property. ConAgra’s lease of the Jacksonville, FL property expires in July 2014 with two 5-year renewal options. ConAgra’s lease of the Dallas, TX property expires in April 2015 with two 5-year renewal options. If this tenant was to default on its leases, future revenues of the Property could be severely adversely impacted. During the year ended December 31, 2009, Exel, Inc. occupied both of the Columbus, OH properties and represented 13% of the total rental income. However, Exel terminated its lease on one of the aforementioned properties during 2009 and did not represent more than 10% of the Property’s square footage at December 31, 2009. No other tenants represented more than 10% of the Property’s square footage or rental income.

6. Future Minimum Rental Income

At September 30, 2010, the Property is leased to tenants under non-cancelable operating leases that expire between July 2011 and March 2017. Approximate future minimum rent to be received from the non-cancelable operating leases, excluding tenant reimbursements, for each of the next five years ending December 31 are summarized as follows:

Year	Rent
2010	$1,963,547
2011	7,467,036
2012	6,919,925
2013	6,728,528
2014	3,904,066
Thereafter	1,798,810

$28,781,912

Three tenants will account for 48%, 16%, and 13% of total future minimum rental income amounts during the next five years.

7. Commitments and Contingencies

As discussed in Note 1, the Company anticipates that the acquisition of the seventh property in the National Industrial Portfolio will close during the fourth quarter of 2010 for a purchase price of approximately $13,750,000. However, the agreement to acquire the seventh property is subject to a number of contingencies and therefore there can be no assurances that this acquisition will occur.

NATIONAL INDUSTRIAL PORTFOLIO

NOTES TO HISTORICAL COMBINED STATEMENTS OF REVENUES AND

DIRECT OPERATING EXPENSES—(Continued)

For the Year Ended December 31, 2009 and For the Unaudited

Nine-Month Period Ended September 30, 2010

The Property is subject to legal claims in the ordinary course of business. Management believes that the ultimate settlement of any potential claims will not have a material impact on the Property’s results of operations.

In connection with the ownership and operation of the real estate property, the Property may be potentially liable for costs and damages related to environmental matters. The Property has not been notified by any governmental authority of any noncompliance, liability or other claim, and the Company is not aware of any other environmental condition that management believes will have a material adverse effect on the Property’s results of operations.

8. Subsequent Events

CB Richard Ellis Realty Trust evaluates subsequent events up until the date the financial statements are issued. The accompanying financial statements were issued on November 19, 2010.

CB RICHARD ELLIS REALTY TRUST

Pro Forma Condensed Consolidated Financial Statements

(unaudited)

The following unaudited pro forma condensed consolidated statements of operations of CB Richard Ellis Realty Trust (the “Company”) including its consolidated subsidiaries, for the nine months ended September 30, 2010 and for the year ended December 31, 2009 are based on the historical consolidated statements of operations of CB Richard Ellis Realty Trust and gives effect to the acquisitions of the following single tenant leased properties as if they were acquired on January 1, 2009, (i) the 13201 Wilfred Lane property (“13201 Wilfred Lane”) which was acquired on June 30, 2009, (ii) the 3011, 3055, 3077 Comcast Place property (“Comcast”) which was acquired on July 1, 2009, (iii) the 12650 Ingenuity Dr. property (“Ingenuity”) which was acquired on August 5, 2009, (iv) the Northpoint III property (“Duke NP III”) which was acquired on October 15, 2009, (v) the West Point Trade Center property (“West Point”) which was acquired on December 30, 2009, (vi) the Miramar I property acquired on December 31, 2009 and subsequently contributed to the Duke joint venture on March 31, 2010, (vii) the Miramar II property acquired on December 31, 2009 and subsequently contributed to the Duke joint venture on March 31, 2010, (viii) the 3900 North Paramount Parkway, 3900 South Paramount Parkway and 1400 Perimeter Park Drive properties (collectively the “Duke North Carolina Portfolio”), a Duke joint venture interest which was acquired on March 31, 2010, (ix) the 5160 Hacienda Drive property which was acquired on April 8, 2010, (x) the 10450 Pacific Court Center property which was acquired on May 7, 2010, (xi) the Amber Park and Brackmills properties, UK JV interests which were acquired on June 10, 2010, (xii) the Düren and Shönberg properties, European JV interests which were acquired on June 10, 2010, (xiii) the 225 Summit Avenue property which was acquired on June 21, 2010, (xiv) the One Wayside Road property which was acquired on June 24, 2010, (xv) the 100 Tice Blvd. property which was acquired on September 28, 2010 and (xvi) the National Industrial Portfolio (“NIP”) which was acquired on October 27, 2010.

Our unaudited pro forma condensed consolidated balance sheet as of September 30, 2010 is presented as if the acquisition of NIP and Pacific Corporate Park (“Pacific”) had taken place on September 30, 2010. NIP was acquired on October 27, 2010 and Pacific was acquired on November 15, 2010.

The unaudited pro forma condensed consolidated statements of operations do not purport to represent our results of operations that would actually have occurred assuming the acquisitions of the 13201 Wilfred Lane, Comcast, Ingenuity, Duke NP III, West Point, Miramar I, Miramar II, Duke North Carolina Portfolio, 5160 Hacienda Drive, 10450 Pacific Court Center, UK JV interests, European JV interests, 225 Summit Avenue, One Wayside Road, 100 Tice Blvd. and NIP had occurred on January 1, 2009, nor do they purport to project our results of operations as of any future date or for any future period.

CB RICHARD ELLIS REALTY TRUST

Pro Forma Condensed Consolidated Balance Sheet

As of September 30, 2010 (unaudited)

(In Thousands, Except Share Data)

	CB Richard Ellis Realty Trust Historical	NIP	Pacific	Consolidated Company Pro Forma
	A	B	C
ASSETS
Net Investments in Real Estate	$793,378	$81,250	$144,500	$1,019,128

Investment in Unconsolidated Entity	323,467	—	—	323,467
Cash and Cash Equivalents	294,350	(82,741)	(147,573)	64,036
Restricted Cash	2,490	—	—	2,490
Accounts and Other Receivables	3,950	—	—	3,950
Deferred Rent	6,618	—	—	6,618
Acquired Above Market Leases	18,922	—	—	18,922
Acquired in Place Lease Value	81,340	—	—	81,340
Deferred Financing Costs	5,082	—	—	5,082
Lease Commissions	1,581	—	—	1,581
Other Assets	4,174	—	—	4,174

Total Assets	$1,535,352	$(1,491)	$(3,073)	$1,530,788

LIABILITIES
Notes Payable	$269,883	$—	$—	$269,883
Loan Payable	25,000			25,000
Security Deposits	1,666	—	—	1,666
Accounts Payable and Accrued Expenses	13,643	—	—	13,643
Accrued Offering Costs Payable to Related Parties	2,103	—	—	2,103
Acquired Below Market Leases	14,689	—	—	14,689
Property Management Fee Payable to Related Party	132	—	—	132
Investment Management Fees Payable to Related Party	990	—	—	990
Distributions Payable	21,623	—	—	21,623
Interest Rate Swaps at Fair Value - Non-Qualifying Hedges	1,625	—	—	1,625
Interest Rate Swaps at Fair Value - Qualifying Hedges	2,083	—	—	2,083

Total Liabilities	353,437	—	—	353,437
COMMITMENTS AND CONTINGENCIES
NON-CONTROLLING INTEREST
Operating Partnership Unites	2,464	—	—	2,464

SHAREHOLDERS’ EQUITY
Common Shares, $.01 par value, 990,000,000 shares authorized; 155,627,892 issued and outstanding	1,557	—	—	1,557
Additional Paid-in-Capital	1,372,485	—	—	1,372,485
Accumulated Deficit	(184,844)	(1,491)	(3,073)	(189,408)
Accumulated Other Comprehensive Loss	(9,747)	—	—	(9,747)

Total Shareholders’ Equity	1,179,451	(1,491)	(3,073)	1,174,887

Total Liabilities and Shareholders’ Equity	$1,535,352	$(1,491)	$(3,073)	$1,530,788

CB RICHARD ELLIS REALTY TRUST

Pro Forma Condensed Consolidated Statements of Operations

For the Nine Months Ended September 30, 2010 (unaudited)

(In Thousands, Except Share Data)

	CB Richard Ellis Realty Trust Historical	NIP	Duke NC Portfolio Pro Forma Adjustments	5160 Hacienda Dr. Pro Forma Adjustments	10450 Pacific Ctr.Court Pro Forma Adjustments	UK JV Pro Forma Adjustments	European JV Pro Forma Adjustments	225 Summit Ave. Pro Forma Adjustments	One Wayside Road Pro Forma Adjustments	100 Tice Blvd. Pro Forma Adjustments	NIP Pro Forma Adjustments	Consolidated Company Pro Forma
	AA	BB	CC	DD	EE	FF	GG	HH	II	JJ	KK
REVENUES
Rental	$46,529	$5,720	$—	$942	$951	$—	$—	$2,054	$2,680	$3,963	$—	$62,839
Tenant Reimbursements	8,947	1,256	—	144	136	—	—	49	211	981	—	11,724

Total Revenues	55,476	6,976	—	1,086	1,087	—	—	2,103	2,891	4,944	—	74,563

EXPENSES
Operating and Maintenance	5,130	364	—	22	22	—	—	103	91	624	—	6,356
Property Taxes	7,836	868	—	123	126	—	—	208	250	461	—	9,872
Interest	10,232	—	—	—	—	—	—	—	838	1,900	—	12,970
General and Administrative	4,243	71	—	—	—	—	—	—	—	—	—	4,314
Property Management Fee to Related Party	607	186	—	18	—	—	—	99	132	137	—	1,179
Investment Management Fee to Related Party	8,050	—	69	94	97	103	104	180	250	450	579	9,976
Acquisition Expenses	7,414	—	—	—	—	—	—	—	—	—	—	7,414
Depreciation and Amortization	21,902	—	—	132	237	—	—	763	1,113	1,183	1,094	26,424

Total Expenses	65,414	1,489	69	389	482	103	104	1,353	2,674	4,755	1,673	78,505

INTEREST AND OTHER INCOME	931	—	—	—	—	—	—	—	—	—	—	931
Net Settlement Payments on Interest Rate Swaps	(1,012)	—	—	—	—	—	—	—	—	—	—	(1,012)
Loss on Interest Rate Swaps	(239)	—	—	—	—	—	—	—	—	—	—	(239)
Loss on Note Payable at Fair Value	(98)	—	—	—	—	—	—	—	—	—	—	(98)
Loss on Early Extinguishment of Debt	(72)	—	—	—	—	—	—	—	—	—	—	(72)

Total Other Income and (Expenses)	(490)	—	—	—	—	—	—	—	—	—	—	(490)

(Loss) Income Before Provision for Income Taxes and Equity in (Loss) Income of Unconsolidated Entities	(10,428)	5,487	(69)	697	605	(103)	(104)	750	217	189	(1,673)	(4,432)
PROVISION FOR INCOME TAXES	(248)	—	—	—	—	—	—	—	—	—	—	(248)
EQUITY IN INCOME OF UNCONSOLIDATED ENTITIES	5,385	—	524	—	—	648	141	—	—	—	—	6,698

NET (LOSS) INCOME	(5,291)	5,487	455	697	605	545	37	750	217	189	(1,673)	2,018

Net Loss (Income) Attributable to Non- Controlling Operating Partnership Units	9	—	(1)	(1)	(1)	(1)	—	(1)	(1)	(1)	(6)	(4)

Net (Loss) Income Attributable to CB Richard Ellis Realty Trust Shareholders	$(5,282)	$5,487	$454	$696	$604	$544	$37	$749	$216	$188	$(1,679)	$2,014

Basic and Diluted Net (Loss) Income per Share	$(0.04)											$0.02
Weighted Average Common Shares Outstanding – Basic and Diluted	128,405,833											128,405,833

See accompanying notes to the pro forma condensed consolidated financial statements.

CB RICHARD ELLIS REALTY TRUST

Pro Forma Condensed Consolidated Statements of Operations

For the Period Ended December 31, 2009 (unaudited)

(In Thousands, Except Share Data)

	CB Richard Ellis Realty Trust Historical	NIP	13201 Wilfred Lane Pro Forma Adjustments	Comcast Pro Forma Adjustments	Ingenuity Pro Forma Adjustments	Duke-NPIII Pro Forma Adjustments	West Point Pro Forma Adjustments	Miramar I Pro Forma Adjustments	Miramar II Pro Forma Adjustments	Duke NC Portfolio Pro Forma Adjustments	5160 Hacienda Dr. Pro Forma Adjustments
	LL	MM	NN	OO	PP	QQ	RR	SS	TT	UU	VV
REVENUES
Rental	$47,023	$8,008	$828	$1,750	$1,351	$—	$2,927	$—	$—	$—	$3,545
Tenant Reimbursements	9,301	1,658	280	477	265	—	135	—	—	—	541

Total Revenues	56,324	9,666	1,108	2,227	1,616	—	3,062	—	—	—	4,086

EXPENSES
Operating and Maintenance	4,974	546	19	376	37	—	142	—	—	—	81
Property Taxes	7,624	1,124	260	288	218	—	90	—	—	—	463
Interest	11,378	—	—	—	539	—	—	—	—	—	—
General and Administrative	4,246	130	—	12	15	—	16	—	—	—	—
Property Management Fee to Related Party	656	231	—	—	—	—	—	—	—	—	21
Investment Management Fee to Related Party	7,803	—	71	192	114	115	168	146	205	275	355
Acquisition Expenses	5,832	—	—	—	—	—	—	—	—	529	701
Depreciation and Amortization	25,093	—	284	638	469	—	953	—	—	—	498
Loss on Impairment	9,160	—	—	—	—	—	—	—	—	—	—

Total Expenses	76,766	2,031	634	1,506	1,392	115	1,369	146	205	804	2,119

Other Income and Expenses
Interest and Other Income	344	—	—	—	5	—	—	—	—	—	—
Net Settlement Payments on Interest Rate Swaps	(660)	—	—	—	—	—	—	—	—	—	—
Gain on Interest Rate Swaps and Cap	89	—	—	—	—	—	—	—	—	—	—
Loss on Note Payable at Fair Value	(807)	—	—	—	—	—	—	—	—	—	—

Total Other Income and (Expenses)	(1,034)	—	—	—	5	—	—	—	—	—	—

(Loss) Income Before Non-Controlling Interest, Provision for Income Taxes and Equity in Income of Unconsolidated Entities	(21,476)	7,635	474	721	229	(115)	1,693	(146)	(205)	(804)	1,967
PROVISION FOR INCOME TAXES	(169)	—	—	—	—	—	—	—	—	—	—
EQUITY IN INCOME OF UNCONSOLIDATED ENTITIES	2,743	—	—	—	—	810	—	1,034	1,126	2,094	—

NET (LOSS) INCOME	(18,902)	7,635	474	721	229	695	1,693	888	921	1,290	1,967

Net Loss (Income) Attributable to Non-Controlling Operating Partnership Units	54	—	(1)	(2)	(1)	(2)	(5)	(3)	(3)	(7)	(6)

Net (Loss) Income Attributable to CB Richard Ellis Realty Trust Shareholders	$(18,848)	$7,635	$473	$719	$228	$693	$1,688	$885	$918	$1,283	$1,961

Basic and Diluted Net Loss per Share	$(0.23)
Weighted Average Common Shares Outstanding – Basic and Diluted	81,367,593

See accompanying notes to the pro forma condensed consolidated financial statements.

CB RICHARD ELLIS REALTY TRUST

Pro Forma Condensed Consolidated Statements of Operations

For the Period Ended December 31, 2009 (unaudited)—(Continued)

(In Thousands, Except Share Data)

	10450 Pacific Ctr. Court Pro Forma Adjustments	UK JV Pro Forma Adjustments	European JV Pro Forma Adjustments	225 Summit Ave. Pro Forma Adjustments	One Wayside Road Pro Forma Adjustments	100 Tice Blvd. Pro Forma Adjustments	NIP Pro Forma Adjustments	Consolidated Company Pro Forma
	WW	XX	YY	ZZ	AAA	BBB	CCC
REVENUES
Rental	$2,754	$—	$—	$4,370	$5,730	$5,363	$—	$83,649
Tenant Reimbursements	394	—	—	106	451	1,326	—	14,934

Total Revenues	3,148	—	—	4,476	6,181	6,689	—	98,583

EXPENSES
Operating and Maintenance	63	—	—	221	195	843	—	7,497
Property Taxes	364	—	—	444	534	623	—	12,032
Interest	—	—	—	—	1,788	2,569	—	16,274
General and Administrative	—	176	114	—	—	—	—	4,709
Property Management Fee to Related Party	—	—	—	212	283	185	—	1,588
Investment Management Fee to Related Party	282	235	237	384	534	609	788	12,513
Acquisition Expenses	650	584	609	1,184	1,032	2,071	1,491	14,683
Depreciation and Amortization	687	—	—	1,455	2,095	1,571	1,459	35,202
Loss on Impairment	—	—	—	—	—	—	—	9,160

Total Expenses	2,046	995	960	3,900	6,461	8,471	3,738	113,658

Other Income and Expenses
Interest and Other Income	—	—	—	—	—	—	—	349
Net Settlement Payments on Interest Rate Swaps	—	—	—	—	—	—	—	(660)
Gain on Interest Rate Swaps and Cap	—	—	—	—	—	—	—	89
Loss on Note Payable at Fair Value	—	—	—	—	—	—	—	(807)

Total Other Income and (Expenses)	—	—	—	—	—	—	—	(1,029)

(Loss) Income Before Non-Controlling Interest, Provision for Income Taxes and Equity in Income of Unconsolidated Entities	1,102	(995)	(960)	576	(280)	(1,782)	(3,738)	(16,104)
PROVISION FOR INCOME TAXES	—	—	—	—	—	—	—	(169)
EQUITY IN INCOME OF UNCONSOLIDATED ENTITIES	—	1,317	884	—	—	—	—	10,008

NET (LOSS) INCOME	1,102	322	(76)	576	(280)	(1,782)	(3,738)	(6,265)

Net Loss (Income) Attributable to Non-Controlling Operating Partnership Units	(3)	(1)	—	(2)	—	5	(11)	12

Net (Loss) Income Attributable to CB Richard Ellis Realty Trust Shareholders	$1,099	$321	$(76)	$574	$(280)	$(1,777)	$(3,749)	$(6,253)

Basic and Diluted Net Loss per Share								$(0.08)
Weighted Average Common Shares Outstanding – Basic and Diluted								81,367,593

See accompanying notes to the pro forma condensed consolidated financial statements.

CB RICHARD ELLIS REALTY TRUST

NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(unaudited)

Adjustments to Pro Forma Condensed Consolidated Balance Sheet

The adjustments to the pro forma condensed consolidated balance sheet of the Company as of September 30, 2010.

(A) Reflects the historical consolidated balance sheet of the Company as of September 30, 2010.

(B) Represents the purchase price of the assets acquired on October 27, 2010 by the Company in conjunction with the acquisition of NIP. The total cost of $81,250,000 was funded using net proceeds from our public offering. Of the $1,491,000 in total acquisition costs, $1,219,000, or 1.5% of the purchase price, was paid to CBRE Advisors LLC, the Investment Advisor of the Company, upon closing.

(C) Represents the purchase price of the assets acquired on November 15, 2010 by the Company in conjunction with the acquisition of Pacific. The total cost of $144,500,000 was funded using net proceeds from our public offering. Of the $3,073,000 in total acquisition costs, $2,168,000, or 1.5% of the purchase price, was paid to the Investment Advisor, upon closing.

Adjustments to Pro Forma Condensed Consolidated Statements of Operations

The adjustments to the pro forma condensed consolidated statement of operations of the Company for the nine months ended September 30, 2010 are as follows:

(AA) Reflects the historical condensed consolidated statement of operations for the nine months ended September 30, 2010.

(BB) Reflects the historical statement of operations for the nine months ended September 30, 2010 for NIP in order to present the operations as if the properties were acquired on January 1, 2009. The Company acquired NIP on October 27, 2010. Revenues and direct operations expenses are presented on an accrual basis of accounting. Rental revenues are recorded on a straight line basis. Historical depreciation and amortization and an increase in the investment management fee are included in the pro forma adjustments reflected in (KK).

(CC) Reflects the pro forma adjustment of equity in income of unconsolidated interest in the Duke North Carolina Portfolio as if the properties were acquired on January 1, 2009. The properties were acquired by the Duke joint venture on March 31, 2010. The pro forma adjustments included in equity in income of unconsolidated entities is presented to include revenues, direct operating expenses, depreciation and amortization expense and an increase in the investment management fee through March 30, 2010 (date prior to acquisition).

Net (income) attributable to non-controlling operating partnership units reflects an adjustment for the allocable portion of the pro forma income of the Duke North Carolina Portfolio.

(DD) Reflects the pro forma adjustment for 5160 Hacienda Drive in order to present the operations as if the property was acquired on January 1, 2009. The Company acquired 5160 Hacienda Drive on April 8, 2010. The pro forma adjustment recognizes revenues and operating expenses, depreciation and amortization expense and an increase in the investment management fee through April 7, 2010 (date prior to acquisition).

Net (income) attributable to non-controlling operating partnership units reflects an adjustment for the allocable portion of the pro forma income of the 5160 Hacienda Drive property.

(EE) Reflects the pro forma adjustment for 10450 Pacific Center Court in order to present the operations as if the property was acquired on January 1, 2009. The Company acquired 10450 Pacific Center Court on May 7, 2010. The pro forma adjustment recognizes revenues and operating expenses, depreciation and amortization expense and an increase in the investment management fee through May 6, 2010 (date prior to acquisition).

Net (income) attributable to non-controlling operating partnership units reflects an adjustment for the allocable portion of the pro forma income of the 10450 Pacific Center Court property.

(FF) Reflects the pro forma adjustment of equity in income of unconsolidated interest in the UK JV as if the properties were acquired on January 1, 2009. The properties were acquired by the UK JV on June 10, 2010. The pro forma adjustments included in equity in income of unconsolidated entities is presented to include revenues, direct operating expenses, depreciation and amortization expense and an increase in the investment management fee through June 9, 2010 (date prior to acquisition).

CB RICHARD ELLIS REALTY TRUST

NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

Net (income) attributable to non-controlling operating partnership units reflects an adjustment for the allocable portion of the pro forma income of the UK JV.

(GG) Reflects the pro forma adjustment of equity in income of unconsolidated interest in the European JV as if the properties were acquired on January 1, 2009. The properties were acquired by the European JV on June 10, 2010. The pro forma adjustments included in equity in income of unconsolidated entities is presented to include revenues, direct operating expenses, depreciation and amortization expense and an increase in the investment management fee through June 9, 2010 (date prior to acquisition).

Net (income) attributable to non-controlling operating partnership units reflects an adjustment for the allocable portion of the pro forma income of the European JV.

(HH) Reflects the pro forma adjustment for 225 Summit Avenue in order to present the operations as if the property was acquired on January 1, 2009. The Company acquired 225 Summit Avenue on June 21, 2010. The pro forma adjustment recognizes revenues and operating expenses, depreciation and amortization expense and an increase in the investment management fee through June 20, 2010 (date prior to acquisition).

Net (income) attributable to non-controlling operating partnership units reflects an adjustment for the allocable portion of the pro forma income of the European JV.

(II) Reflects the pro forma adjustment for One Wayside Road in order to present the operations as if the property was acquired on January 1, 2009. The Company acquired One Wayside Road on June 24, 2010. The pro forma adjustment recognizes revenues and operating expenses, depreciation and amortization expense and an increase in the investment management fee through June 23, 2010 (date prior to acquisition).

Net (income) attributable to non-controlling operating partnership units reflects an adjustment for the allocable portion of the pro forma income of the One Wayside Road property.

(JJ) Reflects the pro forma adjustment for 100 Tice Blvd. in order to present the operations as if the property was acquired on January 1, 2009. The Company acquired 100 Tice Blvd. on September 28, 2010. The pro forma adjustment recognizes revenues and operating expenses, depreciation and amortization expense and an increase in the investment management fee through September 27, 2010 (date prior to acquisition).

Net (income) attributable to non-controlling operating partnership units reflects an adjustment for the allocable portion of the pro forma income of the 100 Tice Blvd. property.

(KK) Reflects the pro forma adjustment for NIP in order to present the operations as if the properties were acquired on January 1, 2009. The Company acquired NIP on October 27, 2010. The pro forma adjustment includes depreciation and amortization expense, acquisition expenses and an increase in the investment management fee through September 30, 2010.

Net (income) attributable to non-controlling operating partnership units reflects an adjustment for the allocable portion of the pro forma income of NIP.

Adjustments to Pro Forma Condensed Consolidated Statements of Operations

The adjustments to the pro forma condensed consolidated statement of operations of the Company for the year ended December 31, 2009 are as follows:

(LL) Reflects the historical condensed consolidated statement of operations of the Company for the year ended December 31, 2009.

(MM) Reflects the historical statement of operations for the year ended December 31, 2009 for NIP in order to present the operations as if the properties were acquired on January 1, 2009. The Company acquired NIP on October 27, 2010. Revenues and direct operations expenses are presented on an accrual basis of accounting. Rental revenues are recorded on a straight line basis.

CB RICHARD ELLIS REALTY TRUST

NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

Historical depreciation and amortization expense, acquisition expenses and an increase in the investment management fee are included in the pro forma adjustments reflected in (CCC).

(NN) Reflects the pro forma adjustment for 13201 Wilfred Lane in order to present the operations as if the property was acquired on January 1, 2009. The Company acquired 13201 Wilfred Lane on June 29, 2009. The pro forma adjustment recognizes revenues and operating expenses, depreciation and amortization expense, acquisition expenses and an increase in the investment management fee through June 28, 2009 (date prior to acquisition).

Net (income) attributable to non-controlling operating partnership units reflects an adjustment for the allocable portion of the pro forma income of the 13201 Wilfred Lane property.

(OO) Reflects the pro forma adjustment for Comcast in order to present the operations as if the property was acquired on January 1, 2009. The Company acquired Comcast on July 1, 2009. The pro forma adjustment recognizes revenues and operating expenses, depreciation and amortization expense, acquisition expenses and an increase in the investment management fee through June 30, 2009 (date prior to acquisition).

Net (income) attributable to non-controlling operating partnership units reflects an adjustment for the allocable portion of the pro forma income of the Comcast property.

(PP) Reflects the pro forma adjustment for Ingenuity in order to present the operations as if the property was acquired on January 1, 2009. The Company acquired Ingenuity on August 5, 2009. The pro forma adjustment recognizes revenues and operating expenses, depreciation and amortization expense, acquisition expenses and an increase in the investment management fee through August 4, 2009 (date prior to acquisition).

Net (income) attributable to non-controlling operating partnership units reflects an adjustment for the allocable portion of the pro forma income of the Ingenuity property.

(QQ) Reflects the pro forma adjustment of equity in income of unconsolidated interest in Duke NP III as if the property was acquired on January 1, 2009. The property was contributed to the joint venture on October 15, 2009. The pro forma adjustments included in equity in income of unconsolidated entities is presented to include revenues, direct operating expenses, depreciation and amortization expense, acquisition expenses and an increase in the investment management fee through October 14, 2009 (the date prior to contribution into the joint venture).

Net (income) attributable to non-controlling operating partnership units reflects an adjustment for the allocable portion of the pro forma income of the Duke NP III property.

(RR) Reflects the pro forma adjustment for West Point in order to present the operations as if the property was acquired on January 9, 2009. The Company acquired West Point on December 30, 2009. The pro forma adjustment recognizes revenues and operating expenses, depreciation and amortization expense, acquisition expenses and an increase in the investment management fee through December 29, 2009 (date prior to acquisition).

Net (income) attributable to non-controlling operating partnership units reflects an adjustment for the allocable portion of the pro forma income of the West Point property.

(SS) Reflects the pro forma adjustment for Miramar I in order to present the operations as if the property was acquired and contributed to the Duke joint venture on January 1, 2009. The Company acquired Miramar I on December 31, 2009 and contributed the property to the Duke joint venture on March 31, 2010. The pro forma adjustments included in equity in income of unconsolidated entities include the recognition of revenues and operating expenses, depreciation and amortization expense, acquisition expenses and an increase in the investment management fee through December 30, 2009 (date prior to acquisition).

Net (income) attributable to non-controlling operating partnership units reflects an adjustment for the allocable portion of the pro forma income of the Miramar I property.

CB RICHARD ELLIS REALTY TRUST

NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

(TT) Reflects the pro forma adjustment for Miramar II in order to present the operations as if the property was acquired and contributed to the Duke joint venture on January 1, 2009. The Company acquired Miramar II on December 31, 2009 and contributed the property to the Duke joint venture on March 31, 2010. The pro forma adjustments included in equity in income of unconsolidated entities include the recognition of revenues and operating expenses, depreciation and amortization expense, acquisition expenses and an increase in the investment management fee through December 30, 2009 (date prior to acquisition).

Net (income) attributable to non-controlling operating partnership units reflects an adjustment for the allocable portion of the pro forma income of the Miramar II property.

(UU) Reflects the pro forma adjustment of equity in income of unconsolidated interest in the Duke North Carolina Portfolio as if the properties were acquired on January 1, 2009. The properties were contributed by Duke to the Duke joint venture on March 31, 2010. The pro forma adjustments included in equity in income of unconsolidated entities is presented to include revenues, direct operating expenses depreciation and amortization expense, acquisition expenses and an increase in the investment management fee through December 31, 2009.

Net (income) attributable to non-controlling operating partnership units reflects an adjustment for the allocable portion of the pro forma income of the Duke North Carolina Portfolio.

(VV) Reflects the pro forma adjustment for 5160 Hacienda Drive in order to present the operations as if the property was acquired on January 1, 2009. The Company acquired 5160 Hacienda Drive on April 8, 2010. The pro forma adjustment recognizes revenues and operating expenses, depreciation and amortization expense, acquisition expenses and an increase in the investment management fee for the year ended December 31, 2009.

Net (income) attributable to non-controlling operating partnership units reflects an adjustment for the allocable portion of the pro forma income of the 5160 Hacienda Drive property.

(WW) Reflects the pro forma adjustment for 10450 Pacific Center Court in order to present the operations as if the property was acquired on January 1, 2009. The Company acquired 10450 Pacific Center Court on April 8, 2010. The pro forma adjustment recognizes revenues and operating expenses, depreciation and amortization expense, acquisition expenses and an increase in the investment management fee for the year ended December 31, 2009.

Net (income) attributable to non-controlling operating partnership units reflects an adjustment for the allocable portion of the pro forma income of the 10450 Pacific Center Court property.

(XX) Reflects the pro forma adjustment of equity in income of unconsolidated interest in the UK JV as if the properties were acquired on January 1, 2009. The properties were contributed to the UK JV on June 10, 2010. The pro forma adjustments included in equity in income of unconsolidated entities is presented to include revenues, direct operating expenses, depreciation and amortization expense plus acquisition expenses and an increase in the investment management fee through December 31, 2009.

Net (income) attributable to non-controlling operating partnership units reflect an adjustment for the allocable portion of the pro forma income of the U.K. JV.

(YY) Reflects the pro forma adjustment of equity in income of unconsolidated interest in the European JV as if the properties were acquired on January 1, 2009. The properties were contributed to the European JV on June 10, 2010. The pro forma adjustments included in equity in income of unconsolidated entities is presented to include revenues, direct operating expenses, depreciation and amortization expense plus acquisition expenses and an increase in the investment management fee through December 31, 2009.

Net (income) attributable to non-controlling operating partnership units reflects an adjustment for the allocable portion of the pro forma income of the European JV.

(ZZ) Reflects the pro forma adjustment for 225 Summit Avenue in order to present the operations as if the property was acquired on January 1, 2009. The Company acquired 225 Summit Avenue on June 21, 2010. The pro forma adjustment recognizes revenues and operating expenses, depreciation and amortization expense, acquisition expenses and an increase in the investment management fee for the year ended December 31, 2009.

CB RICHARD ELLIS REALTY TRUST

NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

Net (income) attributable to non-controlling operating partnership units reflects an adjustment for the allocable portion of the pro forma income of the 225 Summit Avenue property.

(AAA) Reflects the pro forma adjustment for One Wayside Road in order to present the operations as if the property was acquired on January 1, 2009. The Company acquired One Wayside Road on June 24, 2010. The pro forma adjustment recognizes revenues and operating expenses, depreciation and amortization expense, acquisition expenses and an increase in the investment management fee for the year ended December 31, 2009.

Net (income) attributable to non-controlling operating partnership units reflects an adjustment for the allocable portion of the pro forma income of the One Wayside Road property.

(BBB) Reflects the pro forma adjustment for 100 Tice Blvd. in order to present the operations as if the property was acquired on January 1, 2009. The Company acquired 100 Tice Blvd. on September 28, 2010. The pro forma adjustment recognizes revenues and operating expenses, depreciation and amortization expense, acquisition expenses and an increase in the investment management fee for the year ended December 31, 2009.

Net (income) attributable to non-controlling operating partnership units reflects an adjustment for the allocable portion of the pro forma income of the 100 Tice Blvd. property.

(CCC) Reflects the pro forma adjustment for NIP in order to present the operations as if the properties were acquired on January 1, 2009. The Company acquired NIP on October 27, 2010. The pro forma adjustment includes depreciation and amortization expense, acquisition expenses and an increase in the investment management fee for the year ended December 31, 2009.

Net (income) attributable to non-controlling operating partnership units reflects an adjustment for the allocable portion of the pro forma income of NIP.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CB RICHARD ELLIS REALTY TRUST

November 19, 2010	By:	/S/ JACK A. CUNEO
	Name:	Jack A. Cuneo
	Title:	President and Chief Executive Officer